Summary Prospectus    February 1, 2017
(As amended April 4, 2017)
Sterling Capital Diversified Income Fund
Class A Shares BCGAX	Class B Shares BCGBX (Not Offered for Sale)	Class C Shares BCCCX
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2017, as supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.
Investment Objective
The Fund seeks income and capital appreciation by investing in a broad range of income generating asset classes and strategies.
Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Sterling Capital Funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements/Sales Charges” on page 200 of the Fund’s prospectus, in the Appendix: Sales Charge Discounts and Waivers Available from Certain Financial Intermediaries (the “Appendix”) and in “Sales Charges” on page 50 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	5.00% (1)	1.00%
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses(2)	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses(2)	1.39%	2.14%	2.14%
(1) A contingent deferred sales charge (“CDSC”) on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.
(2) The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. To the extent that the Fund invests in acquired funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class B Shares	$617	$970	$1,249	$2,282
Class C Shares	$217	$670	$1,149	$2,472
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$990	$1,292	$2,148
Class B Shares	$217	$670	$1,149	$2,282
Class C Shares	$217	$670	$1,149	$2,472

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67.18% of the average value of its portfolio.
Strategy, Risks and Performance
Principal Strategy
To pursue its investment objective, under normal market conditions, the Fund allocates its assets among (i) registered open-end and closed-end investment companies (including exchange-traded funds)

Summary Prospectus	1 of 8	Sterling Capital Diversified Income Fund

that are not a part of the Sterling Capital Funds group of investment companies and (ii) Sterling Capital Funds (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation while utilizing the Underlying Funds to express their view. Under normal circumstances, the Fund intends to invest substantially all of its assets in Underlying Funds to the extent consistent with the Fund’s investment objective.
The Fund expects to invest approximately 25% to 55% of its total assets in Underlying Funds which invest mainly in equity securities and approximately 45% to 75% of its total assets in Underlying Funds which invest mainly in debt securities (including investment grade and high yield (“junk”) bonds, floating rate securities, loans, mortgage-backed and asset-backed securities, U.S. government securities, municipal securities and insurance-linked securities). The Fund may invest in Underlying Funds that invest in securities of U.S., international and emerging market issuers. The Fund may invest in Underlying Funds that engage in long/short equity strategies and in options writing strategies (including cash-secured put writing and covered call writing) and that invest in derivatives, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and preferred stocks.
The Fund may invest in money market funds during periods of large shareholder inflows, when the portfolio management team is rebalancing the portfolio or for temporary cash management purposes.
Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.
Investing in Mutual Funds Risk: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time, within the ranges set forth in the Fund’s Principal Strategy. The Fund is subject to the risk that Sterling Capital Management LLC (“Sterling Capital”) may allocate assets to an asset class that underperforms other asset classes or that the allocation selected by Sterling Capital may fail to perform as expected.
Fixed Income Fund Risk: The Fund invests in Underlying Funds that invest mainly in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. High-yield/high-risk (“junk”) debt securities, in which some of the Underlying Funds may invest, are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.
Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. The risks associated with foreign investments are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative and may be highly volatile.
Emerging Markets Risk: The risks associated with foreign investments (see “Foreign Investment Risk” above) are particularly pronounced in connection with investments in emerging markets.
Equity Fund Risk: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Underlying Equity Funds may also be subject to investment style risk which is the risk that the particular market segment or investment style on which a fund focuses (e.g., value, growth, small cap, large cap) will underperform other kinds of investments.
Short Sale Risk: The Fund may invest in underlying funds that engage in short selling. Short positions in individual stocks are speculative and may be more risky than “long” positions because the cost of the replacement security or derivative is unknown. Short selling strategies typically reduce returns relative to “long only” strategies during rising equity markets, and involve risk of significant losses; potential loss on uncovered short positions is unlimited. Short selling strategies typically help to preserve capital in falling markets. Short selling strategies also involve significant transaction costs. The underlying funds in which the Fund may invest will engage in short sales through a prime brokerage account and will hold assets (which may be a substantial portion of the underlying fund’s assets) in connection with such short sales in a triparty account among the underlying fund, the prime broker and the underlying fund’s custodian. There can be no guarantee that the underlying fund will be able to recover all of the margin held in the triparty account in the event of the prime broker’s insolvency.
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Derivatives Risk: The possibility that an underlying fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. An underlying fund’s use of derivatives also entails counterparty and credit risk relating to the other party to a derivative contract (this risk is greater for over-the-counter derivatives), the risk of potential difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with the relevant reference asset, rate or index, and the risk that the underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price.
ETF Risk: The risks associated with investing in ETFs include the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.
U.S. Government Securities Risk: An Underlying Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Preferred Stock Risk: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.
Variable and Floating Rate Instrument Risk: Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.
Loan Risk: Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid.
MLP Risk: Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. Certain MLPs may also be subject to leverage risk.
Energy and Natural Resource Company Risk: An Underlying Fund that invests in MLPs may concentrate its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following:
•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities
available for transporting, processing, storing or distributing may affect the profitability of MLPs.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, could impact an MLP’s ability to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of MLPs.
•	Extreme weather and environmental hazards could impact the value of MLP securities.
•	Rising interest rates could result in a higher cost of capital and drive investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.
Real Estate-Related Investment and REIT Risk: Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. An Underlying Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which an Underlying Fund invests.
Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.
Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, an Underlying Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.
Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and
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municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.
Insurance-Linked Securities Risk: Insurance-linked securities may include event-linked securities (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities.
Event-Linked Securities Risk: An Underlying Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, an Underlying Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose an Underlying Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.
Investing in Structured Reinsurance Investments Risk: An Underlying Fund may invest in special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota shares instruments and other structured reinsurance investments generally will be considered illiquid securities by an Underlying Fund. Structured reinsurance investments are typically more customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts. Structured reinsurance investments are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, an Underlying Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer.
ILS Market and Reinvestment Risk: The size of the ILS market may change over time, which may limit the availability of ILS for investment by an Underlying Fund. The original issuance of ILS in general, including ILS with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for ILS by institutional investors. The availability of ILS in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILS held by an Underlying Fund mature, or an Underlying Fund must sell securities in connection with share repurchases, such Underlying
Fund may be required to hold more cash or short-term instruments than it normally would until attractive ILS becomes available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.
Options Risk: There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange.
Liquidity Risk: The possibility that certain securities or derivatives may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Valuation Risk: Certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction.
Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.
Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.
Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
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Class A Shares Annual Total Returns for years ended 12/31(1)
Best quarter:	10.36%	09/30/2009
Worst quarter:	-7.69%	12/31/2008

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	2.21%	4.61%	3.59%
Return After Taxes on Distributions	0.51%	3.53%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	1.23%	3.12%	2.45%

Class B Shares	3.58%	4.87%	3.59%

Class C Shares	7.67%	5.05%	3.43%
40% MSCI World Index/
60% Bloomberg Barclays U.S. Aggregate Bond Index	4.73%	5.60%	4.49%
MSCI World Index
(reflects no deductions for fees or expenses, but shown net of withholding tax on dividend reinvestments)(1)	7.51%	10.41%	3.83%
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses, or taxes)(2)	2.65%	2.23%	4.34%
(1) Returns for the MSCI World Index are included to show how the Fund’s performance compared with the returns of world equity markets generally.
(2) Returns for the Bloomberg Barclays U.S. Aggregate Bond Index are included to show how the Fund’s performance compared with the returns of U.S. bond markets generally.
After-tax returns are shown only for Class A Shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C Shares will vary.
Management
Investment Adviser
Sterling Capital Management LLC
Portfolio Managers
Shane A. Burke
Director of Sterling Capital, Investment Analyst with Sterling Capital
Advisory Solutions Team, and Co-Portfolio Manager
Since June 2015
Brandon W. Carl, CFA
Director of Sterling Capital, Investment Analyst with Sterling Capital
Advisory Solutions Team, and Co-Portfolio Manager
Since May 2016
Purchase and Sale of Fund Shares
Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account	$1,000	$ 0
Automatic Investment Plan	$ 25	$25
You may buy or sell Class A Shares and Class C Shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762; or (ii) by telephone at 1-800-228-1872. In addition, Class A Shares and Class C Shares are available for purchase at www.sterlingcapitalfunds.com. Class B Shares are not offered for new purchases.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
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